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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): December 21, 2000



                   BEAR STEARNS ASSET-BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-43278                13-3836437
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
    of Incorporation)                File Number)           Identification No.)



   245 PARK AVENUE                                                10167
 NEW YORK, NEW YORK                                            (Zip Code)
(Address of Principal
  Executive Offices)



       Registrant's telephone number, including area code: (212) 272-4095

                                    No Change
         --------------------------------------------------------------



          (Former name or former address, if changed since last report)


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     Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

         Bear Stearns Asset-Backed Securities, Inc. registered issuances of up to $3,900,000,000 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-43278) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2000-4 (the "Trust") issued approximately $275,000,000 in aggregate principal amount of its Mortgage-Backed Notes (the "Notes"), on December 21, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 2000, between ABFS Mortgage Loan Trust 2000-4 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of one class of senior notes, the Class A Notes (the "Class A Notes") and one class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust consist primarily of fixed-rate business and consumer purpose residential home equity or commercial loans (the "Mortgage Loans") secured by first or second lien mortgages (the "Mortgages") on residential real properties, and to a limited extent, loan secured by commercial real properties (the "Mortgage Properties").

         Interest distributions on the Class A Notes are based on the Notes Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A Notes is 7.05% per annum.

         The Class A Notes have an original Note Principal Balance of $275,000,000.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated December 6, 2000 and the Prospectus Supplement dated December 6, 2000 filed pursuant to Rule 424(b) (5) of the Act on December 15, 2000.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1 Underwriting Agreement, dated December 6, 2000, between Bear Stearns Asset-Backed Securities, Inc. and Bear, Stearns & Co. Inc.


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     1.2  Indemnification Agreement, dated as of December 6, 2000, among
          Bear-Stearns Asset-Backed Securities, Inc., Bear Stearns & Co. Inc., and Ambac Assurance Corporation.

     4.1 Indenture, dated as of December 1, 2000, between ABFS Mortgage Loan Trust 2000-4 and The Chase Manhattan Bank, as indenture trustee.

     4.2 Unaffiliated Seller's Agreement, dated as of December 1, 2000, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Bear Stearns Asset-Backed Securities, Inc., and ABFS 2000-4, Inc.

     4.3 Sale and Servicing Agreement, dated as of December 1, 2000, among Bear Stearns Asset-Backed Securities, Inc., American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-4 and The Chase Manhattan Bank.

     8.1 Opinion of Morgan, Lewis & Bockius, Counsel to Bear Stearns Asset-Backed Securities, Inc. regarding certain tax matters.

    10.1  Note Insurance Policy, dated December 21, 2000.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BEAR STEARNS ASSET-BACKED S
                                    ECURITIES, INC.
                                    As Depositor and on behalf of ABFS
                                    Mortgage Loan Trust 2000-4
                                    Registrant

                                    By: /s/ Timothy J. Small
                                        ----------------------------------------
                                        Name:  Timothy J. Small
                                        Title: Executive Vice President/
                                               Assistant Secretary



Dated:  December 22, 2000

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                DESCRIPTION

     1.1 Underwriting Agreement, dated December 6, 2000, between Bear Stearns Asset-Backed Securities, Inc. and Bear, Stearns & Co., Inc.

     1.2 Indemnification Agreement, dated December 6, 2000, among Bear Stearns Asset-Backed Securities, Inc., Bear, Stearns & Co. Inc. and Ambac Assurance Corporation.

     4.1 Indenture, dated as of December 1, 2000, between ABFS Mortgage Loan Trust 2000-4 and The Chase Manhattan Bank, as indenture trustee.

     4.2 Unaffiliated Seller's Agreement, dated as of December 1, 2000, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Bear Stearns Asset-Backed Securities, Inc., and ABFS 2000-4, Inc.

     4.3 Sale and Servicing Agreement, dated as of December 1, 2000, among Bear Stearns Asset-Backed Securities, Inc., American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-4 and The Chase Manhattan Bank.

     8.1 Opinion of Morgan, Lewis & Bockius, Counsel to Bear Stearns Asset-Backed Securities, Inc. regarding certain tax matters.

    10.1       Note Insurance Policy, dated December 21, 2000.